Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY “[***].”

AMENDMENT NO. 1 TO VONOPRAZAN COMMERCIAL SUPPLY AGREEMENT

THIS AMENDMENT NO. 1 TO THE VONOPRAZAN COMMERCIAL SUPPLY AGREEMENT is dated as of May 1, 2023 (“Amendment No. 1”), and is made by and between Phathom Pharmaceuticals, Inc, located at 100 Campus Drive, Suite 102, Florham Park, NJ 07932, USA (“Purchaser”), Evonik Operations GmbH, a limited liability company located at Rodenbacher Chaussee 4, 63457 Hanau (Wolfgang), Germany (“Evonik GmbH”) and Evonik Corporation, an Alabama corporation with offices located at 2 Turner Place, Piscataway, NJ 08854 (“Evonik US”).

WHEREAS, Purchaser and Evonik GmbH entered into a commercial supply agreement for the manufacture and supply of Product effective August 1, 2022 (the “Agreement”);

WHEREAS, Purchaser and Evonik GmbH wish to amend the Agreement in accordance with 15.7 thereof, in order to add Evonik US as a Party to the Agreement and agree upon certain additional terms set forth in this Amendment No. 1.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser, Evonik GmbH, and Evonik US agree as follows:

I.
Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Agreement.

II.
Amendments to the Agreement. The amendments set forth below shall be effective beginning on the date first set forth above (the “Amendment Effective Date”):

1.
Parties. Evonik US is hereby added as a party to the Agreement. The Parties agree and acknowledge that with respect to any Product purchased by Purchaser from Evonik US, Evonik US shall have the same rights and obligations as are applicable to Evonik GmbH with respect to such Product sold, and Purchaser shall have the same rights and obligations as are applicable with respect to Product purchased from or sold by Evonik GmbH. As such, the term “Supplier” as used throughout the Agreement, shall be deemed to refer to the entity manufacturing and selling Product (either Evonik GmbH or Evonik, whichever is applicable) for purchase by Purchaser. Evonik GmbH, Evonik US and Purchaser shall each individually be considered a “Party” and collectively as the “Parties” as such terms are used throughout the Agreement.

2.
Section 4.3.6 Currency. Section 4.3.6 of the Agreement shall be deleted in its entirety and replaced with the following:

“Payments shall be made in Euros to Evonik GmbH. Payments shall be made in US Dollars to Evonik US.”

3.
Section 7.4 Export Compliance. Section 7.4 of the Agreement is amended as follows:
a.
by adding “and the United States, as applicable” after “Germany” in the first sentence of the Section; and

b.
By adding “or the United States, as applicable” after “Germany” in the last sentence of the Section.

4.
Article 10, Liability. Article 10 of the Agreement is amended by adding the following as new Section 10.4:

“For the avoidance of doubt, Evonik GmbH and Evonik US shall not be jointly and severally liable to Purchaser or Purchaser’s Affiliates. In the event Purchaser issues a purchase order and Supplier issues an Acknowledgment accepting such purchase order, such purchase order shall only create obligations between the specific Supplier issuing the Acknowledgment and Purchaser. The liability caps set forth in Article 10.2.2 and 10.2.3 shall be the aggregate liability of Evonik US and Evonik GmbH together.”

5.
Section 14.1, Governing Law. Section 14.1 of the Agreement shall be deleted in its entirety and replaced with the following:

“This Agreement and the legal relations between the Parties in connection herewith shall be governed by, and construed in accordance with, the laws of the State of New Jersey, U.S.A. excluding the provisions of the United Nations Convention on Contracts for the International Sale of Goods and any conflict of law provisions that would require application of another choice of law.”

6.
Section 14.2, Jurisdiction. Section 14.2 of the Agreement shall be deleted in its entirety and replaced with the following:

“Any dispute, controversy or claim arising out of or in connection with this Agreement, or the breach, termination, or invalidity thereof, that cannot be solved by both Parties in an amicable manner shall be finally settled by arbitration in accordance with the ICC Rules of Arbitration in force on the date when the notice of arbitration is submitted. The number of arbitrators will be three (3). The arbitrators shall have the power to grant any remedy or relief that they deem just and equitable, including but not limited to equitable and injunctive relief, whether provisional or final in nature, and any such equitable or injunctive measures ordered by the arbitrators may be enforced by any court of competent jurisdiction. Notwithstanding the foregoing, nothing in this Agreement shall prevent either Party from seeking any provisional/preliminary equitable relief (including, but not limited to, preliminary injunctions, attachments or other such orders in aid of arbitration) from any state or federal courts located in the State of New Jersey (the “New Jersey courts”), and any such application to a New Jersey court for provisional/preliminary relief shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate. In the event that either Party seeks provisional/preliminary relief in the New Jersey courts in accordance with the last sentence, each of the Parties hereby (a) agrees that the New Jersey courts shall have exclusive jurisdiction to grant such judicial relief and (b) waives any claim or defense that the jurisdiction or venue of the New Jersey courts is improper. The arbitrators shall have no authority to award punitive damages or other damages not measured by the prevailing Party’s actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the provisions of this

Agreement. The award of the arbitrators in writing shall be final and binding upon the Parties. Should any Party fail to appear or be represented at the arbitration proceedings after due notice in accordance with the applicable rules, then the arbitrator may nevertheless render a decision in the absence of such Party and such decision shall have the same force and effect as if the absent Party had been present, whether or not it shall be adverse to the interests of such Party. The arbitration is to be conducted in the City of New York, County of New York. The arbitral proceedings will be conducted in English. Each Party shall submit to any court of competent jurisdiction for purposes of the enforcement of any award, order or judgment pursuant to arbitration, and such award, order or judgment shall be final and may be entered and enforced in any court of competent jurisdiction.”

7.
Section 15.1, Notice. Section 15.1 of the Agreement shall be amended to add the following notice information for Supplier:

Evonik US: Evonik Corporation

Attn: [***]

1650 Lilly Road

Lafayette, IN 47909

[***]

With a copy to:

Evonik Corporation, Legal Department

2 Turner Place

Piscataway, NJ 08854

III.
Effect on the Agreement. The Agreement shall continue in full force and effect as amended by this Amendment No. 1. This Amendment No. 1, together with the Agreement, constitutes the entire agreement of the Parties with respect to the matters set forth herein and there are no other agreements, commitments, or understandings among the Parties with respect to the matters set forth herein. In the event of any conflict or inconsistency between the provisions of this Amendment No. 1, and the provisions of the Agreement, the provisions of this Amendment No. 1 shall govern and control. Each and every other term, condition, covenant, representation, warranty and provision set forth in the Agreement shall remain in full force and effect in accordance with the terms of the Agreement. From and after the date hereof, all references in the Agreement to the “Agreement” shall be deemed to mean the Agreement as amended by this Amendment No. 1.

IV.
Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. If any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

[The remainder of this page is intentionally left blank. Signature page to follow]

The parties hereby agree to the terms and conditions set forth in this Amendment No. 1 to the Vonoprazan Commercial Supply Agreement.

Evonik Operations GmbH Phathom Pharmaceuticals, Inc.

By: /s/ [***] By: /s/ Jay Buchanan

Name: [***] Name: Jay Buchanan

Title: SVB, Healthcare Title: VP, Manufacturing & Supply Chain

Evonik Operations GmbH

By: /s/ [***]

Name: [***]

Title: Senior Legal Counsel

Evonik Corporation

By: /s/ [***]

Name: [***]

Title: President, Evonik Corporation

Evonik Corporation

By: /s/ [***]

Name: [***]

Title: VP, PL Drug Substance